EXHIBIT "C"

                                    LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION                CLAIM AMOUNT
                                                             NOTES
---------------------------------------------------------------------------------------------------
NONE            Advance Capital Markets, Inc.                   B                     $11,919.39
NONE            Allied Oregon Investors                                                   $34.50
NONE            American Binding Company                                                  $82.88
255             American Express Travel Related Ser.                                     $365.63
NONE            American Hose & Coupling                                                  $46.01
274             Anderson, Lynn E.                               C                     $90,100.00
44              Anderson, Martin C.T. (#2)                                            $12,086.20
NONE            Apple Spice Junction                                                     $101.86
NONE            ARA Cory Refreshment                                                      $26.44
NONE            Arrowhead Drinking Water Co.                                             $806.95
54              Askew, John D.                                  C                     $43,000.00
NONE            Associated Business Products                    D                        $321.94
104             AT&T                                                                   $2,930.84
NONE            Atkinson McMahon                                                         $772.81
NONE            Atlas Chemical                                                           $340.90
NONE            Atlas Performance Industries, Inc.              A                      $1,422.74
1706            Automated Office Systems                                               $6,438.21
NONE            Baltimore Aircoil                                                      $6,839.97
NONE            Bankers Trust Company                                                     $75.00
NONE            Barksdale Controls Division                                              $422.12
180             Barnett Intermountain Water Cons.               F                      $2,507.40
NONE            Basin Valve Company                                                    $1,121.68


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________

NONE            Bedford Enterprises, Inc.                                                $543.71
95              Betz Entec                                      D                      $6,501.05
262             BH Mortgage Corporation                         E                    $450,240.47
NONE            Big Wood Canal Company                                                 $1,388.49
9               Blosil, Mark W.                                                        $2,329.00
NONE            BMC Industries                                                         $4,940.29
NONE            Boardman, Clark                                                          $124.64
NONE            Bonded Bicycle Couriers                                                   $75.29
NONE            Bonneville Associates, Inc.                                            $4,141.38
NONE            Bonneville Limousine Service                    D                        $243.00
NONE            Boyd & Associates                               D                        $453.60
NONE            Broadway Tower                                                         $1,200.00
NONE            Bureau of Reclamation                                                  $2,134.08
NONE            BusinessLand, Inc.                                                     $1,068.47
240             Business Wire                                                            $550.00
NONE            Byte                                                                      $19.97
NONE            California Chamber of Commerce                                           $325.00
20              California Electric Supply                                             $1,026.36
NONE            Caltrol, Inc.                                                            $358.23
NONE            Capital Connection, Inc.                                                 $230.45
NONE            Central Coast Water Treatment                                          $5,482.00


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION                CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________

NONE            Chemical Bank Proxy Dept.                                                 $56.00
NONE            Chemtreat, Inc.                                                       $15,644.76
NONE            CIMA & RDO Associates                           D                      $9,276.75
NONE            Cirrus Environmental, Inc                                                $184.00
60              City of Santa Maria                                                       $15.69
NONE            Clark County                                                              $15.00
NONE            Clearfield City Corporation                                               $16.00
94              Clements, Orlin V.                              B                     $24,215.02
75              Cleveland Cotton Products                                                $820.70
238             Coast Rock Products                                                      $937.37
NONE            Coast Welding Supply                                                   $9,234.09
NONE            Coffeeman                                       D                        $313.18
NONE            Cogeneration                                                              $48.00
NONE            Commerce Clearing House, Inc.                                            $143.33
NONE            Con-Way Western Express                                                   $57.46
NONE            Conney Safety Products                                                   $516.87
NONE            Controlco                                                                $159.51
256             Cooper Energy Services                          B                     $33,649.88
NONE            Corporate Board, The                                                      $56.25
NONE            Cox, Ralph F.                                                          $9,166.77
NONE            Cox, Ralph F.                                                            $929.89


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________

NONE            Cross Consulting Engineers                                               $133.87
NONE            Cuesta Equipment                                                       $5,156.10
NONE            Culligan                                                                 $113.79
NONE            Custom Computer                                 A                      $3,929.07
NONE            Cyprus Sierrita Corporation                                              $240.00
NONE            D.L.S. Energy, Inc.                                                      $960.25
96              Dames & Moore                                                          $7,998.37
80              Davis Printing                                                           $536.64
NONE            Day Timers, Inc.                                                          $80.03
NONE            Depository Trust Co., The                                                 $60.00
NONE            Dexter                                                                   $343.07
NONE            Duckor & Spradling                              D                      $2,829.31
NONE            Ebasco Services, Inc.                           D                     $45,063.15
NONE            ECO-Air Products, Inc.                                                   $294.62
51              Ecosystems Research Institute                                          $8,828.47
NONE            Electric Power Alert                                                     $395.00
NONE            Electrical Energy Systems Ana.                  D                        $813.75
26              EMED Company, Inc.                                                       $113.32
NONE            Emery Worldwide, a CF Company                                             $66.56
249             Employers Insurance of Wausau                   C                     $29,256.00
NONE            Energy & Business Newsletter                                           $1,190.00

                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
NONE            ENR McGraw-Hill                                                           $49.00
11              Entek Research, Inc.                            B                     $11,125.00
NONE            Excel Trane                                                            $2,562.50
NONE            Excelsior Legal Southwest                                                 $52.50
NONE            Express Vending                                                           $60.00
NONE            Farm Supply Co.                                                           $35.80
19              Federal Express                                                        $9,472.61
NONE            Federal Energy Regulatory Comm.                                           $59.40
NONE            Fidelity Transfer                                                         $70.00
NONE            Fiesta Travel                                                          $2,539.00
NONE            Film Factory, The                                                        $147.61
233             First Security Bank of Utah, N.A.                                      $7,532.40
NONE            Fischer & Porter                                                         $351.01
NONE            Fisheries West                                  D                      $1,661.07
NONE            Frandzel & Share                                                       $1,920.20
NONE            Franklin International Institute                D                        $368.31
191             Frazee Industries, Inc.                                                  $264.26
120             Fred H. Schott & Associates                                            $3,925.00
NONE            Freeport Center                                                           $91.51
220             Gardner, Ronald                                                        $6,522.00
NONE            Gersemann, Dieter                                                     $27,906.00


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________

NONE            Gottschall Printing                                                      $524.80
NONE            Government Data Publications                                              $96.75
201             GTE California Incorporated                                              $928.55
NONE            GTE Leasing Corporation                                                   $10.00
NONE            Guarantee Mutual Life Co                                               $3,618.87
NONE            H.F. Pearson & Company, Inc.                                             $845.50
41              Harcourt Brace Jovanovich, Inc.                                          $159.38
3599            Harry Clayson U Rent Inc.                                              $5,595.80
NONE            Hatch, Paul D., Esq.                                                     $375.00
NONE            Hawthorne Power Systems                                                  $129.68
257             Haynes Corporation                                                     $8,376.03
NONE            Hemming Morse, Inc.                                                   $12,050.00
116             Henderson Petroleum Corp.                                                $744.15
210             Hopkins, French, Crocett, Springe                                      $1,642.41
16              Huddart Floral                                                           $192.95
NONE            Hydro Energy Development Corp.                                         $2,114.00
NONE            IC Security Printers                            D                        $269.60
97              I.C.M.                                                                 $3,488.14
NONE            Intermountain Plant Works                       D                        $441.45
NONE            IT Corporation                                                         $1,089.00
NONE            Jamieson & Gutierrez                            D                      $4,212.64


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
NONE            Jardine, Emett & Chandler                                                $784.00
14              Jarolimek, Lubos                                                       $9,221.05
NONE            Johnson Higgins of California                                         $16,847.00
NONE            Kaizen, Inc.                                                             $150.00
NONE            Kaman Bearing & Supply Corporation                                        $14.69
99              Kaman Industrial Technologies                                            $294.81
253             Keegan, Robert A.                               B                    $180,000.00
188             Kelly Services, Inc.                                                     $170.40
NONE            Kelly Company                                   D                        $559.91
NONE            Keye Productivity Center                                                 $196.00
5               Kesler & Rust                                                          $1,440.99
17              Kinko's of Salt Lake, Inc.                                               $500.82
92              Kraft & McManimon                               B                      $9,952.14
39              Krass, Jacobson & Gussak                                                 $381.70
185             Kyocera America, Inc.                                                  $4,166.66
NONE            Laser Tone                                      D                        $312.38
8               Latham & Watkins                                                       $2,283.01
25              Les Olsen Company                               D                        $976.45
NONE            LewisEnergy Systems, Inc.                                              $1,740.72
NONE            Librizzi, Charles                                                      $1,541.72
NONE            Lillick & Charles                               D                      $6,188.57


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
57              Liquid Carbonic Specialty Gas Corp.             B                      $3,486.92
NONE            Little America                                                         $1,015.88
NONE            MacMillan Bloedel Ltd.                          D                        $758.96
NONE            MacWorld                                                                  $39.90
NONE            Mail Boxes Etc. USA                                                       $23.32
NONE            Manufacturer's Hanover Trust                                               $8.70
NONE            Marsh, Gary L. Esq.                                                    $1,914.50
155             Matheson, James                                                       $10,729.20
62              MCI Telecommunications                                                 $6,114.23
NONE            McClenachan, Robert                                                    $9,340.00
259             McTear, John A.                                 C                    $104,700.00
NONE            MD Gilliss & Associates                                               $15,372.53
NONE            Mellon Bank                                                              $100.00
NONE            Memmott, JoAnn                                                           $607.04
NONE            Mesa Moving & Storage                           D                        $953.00
NONE            Metromedia Paging                                                         $92.75
27              Miller, Karp & Grattan                          B                     $15,468.38
275             Mistletoe Financial Company                     B                     $52,698.55
117             Molloy Jones & Donahue, P.C.                    D                        $669.47
NONE            Monterey Peninsula Airport Dis.                                           $14.00
NONE            Mount Olympus Waters, Inc.                                                $99.20

                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
NONE            N.A.C.C.                                                                 $103.32
NONE            N.S.B.C.M.A.                                                              $50.00
NONE            NALA Headquarters                                                        $275.00
272             National Union Fire Ins. Co.                                          $32,185.00
NONE            National Westminster Bank - NJ                                            $99.25
NONE            Natkin Service Company                                                 $1,197.50
NONE            Nels Consulting Services, Inc.                                        $49,753.42
23              Nelson, Terry L.                                B                      $5,788.37
98              New Pig Corporation                                                    $1,388.60
NONE            Newman, Elmer                                                         $13,181.97
NONE            Newspaper Agency Corporation                                             $102.96
NONE            NG Chemical, Inc.                               A                      $4,571.41
115             Nikkel Family Living Trust/Mary Nikkel          B                    $250,000.00
NONE            Northeast Power Report                                                   $426.25
NONE            Northshore                                                             $1,498.00
45              OCM                                             B                     $18,200.00
NONE            Office Mart, The                                                         $738.61
NONE            On-Site Management, Inc.                        D                        $367.17
NONE            Orchard Supply Hardware                         D                        $625.00
205             Ormat, Inc.                                     E                    $365,000.00
NONE            PG&E                                                                   $3,298.62


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
NONE            P. Gerald White, Inc.                                                  $2,410.00
58              Partlow Corporation, The                        D                        $771.94
NONE            Penetone Corporation                                                     $883.44
NONE            Pitney Bowes, Inc.                              D                        $576.48
NONE            Pony Express Courier Corporation                                           $8.15
NONE            Port of Bellingham                                                        $12.00
NONE            Prentice Hall Corp.                                                      $444.64
203             Prentice-Hall, Inc.                                                      $600.00
NONE            Prentice Hall Law & Business                                             $108.54
NONE            Pressure Vessel Service, Inc.                   D                      $1,846.40
NONE            Preston, Thorgrimson, Ellis & Holm              D                      $1,089.30
31              Proffit, Michael (#2)                                                  $3,115.49
110             Quiter, George W. III                           B                    $250,000.00
NONE            R.T.L. Office Products                                                   $103.78
NONE            Rampton, Calvin, Esq.                                                  $9,166.67
182             Ray Quinney & Nebeker                                                 $97,726.74
NONE            Receiver General For Canada                                               $53.39
NONE            Record Reporter, The                                                     $319.25
NONE            Reed Bingham Company                                                     $772.00
NONE            Reed, William J.                                                      $12,849.82
NONE            Reese-Chambers Systems Cons.                                          $14,204.95


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
NONE            Reno Drain Oil Service                                                   $738.00
NONE            Resource Systems Group                                                    $21.44
49              Roberts & Kerner                                                       $1,590.30
NONE            Robinson-Conner                                                       $24,684.68
NONE            Salt Lake Blue Print & Supply                                             $28.53
65              Salt Lake Stamp Company                                                  $157.75
NONE            San Diego Gas & Electric                                                 $171.13
NONE            Santa Barbara - County APCD                                            $1,265.00
NONE            Santa Barbara - County of EHA                                            $739.57
81              Santa Maria Supply                                                     $4,849.81
NONE            Scott Specialty Gases                                                     $13.42
NONE            Skool Lunch                                                              $282.03
NONE            Smart & Final Iris Co.                                                   $458.02
NONE            Smith-Mabry Co.                                 D                      $2,082.45
86              Solar Turbines Incorporated                     B                        $995.45
87              Solar Turbines Incorporated                     B                      $1,094.84
88              Solar Turbines Incorporated                     B                      $1,105.51
89              Solar Turbines Incorporated                     B                      $1,104.60
90              Solar Turbines Incorporated                     B                      $3,081.69
91              Solar Turbines Incorporated                     B                      $1,705.55
195             Southern California Edison Company                                    $49,964.31

                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
207             Southern California Gas Co.                                          $285,409.63
NONE            Southern Electric International                                          $600.00
NONE            Sports Mall Metro                                                        $120.00
NONE            Sprint                                                                   $283.20
NONE            Stapleton International Airport                                           $17.74
NONE            State of Utah                                                             $60.00
125             Staub, Vernon                                                          $8,914.08
NONE            Steiner Environmental, Inc.                     D                      $4,700.25
48              STM Associates                                                        $11,250.00
NONE            Stone & Webster Engineering                                            $1,188.44
73              Stone, Marjorie Hanson                                               $221,682.39
NONE            Sunrise Energy Company                                                $11,978.17
7               Systemax                                                                  $37.69
NONE            Temporary Resources                                                      $176.00
NONE            Thermal Products, Inc.                                                    $58.32
NONE            Thermo Environmental Inst.                      D                        $389.41
12              TIE Systems, Inc.                               D                        $302.83
33              Triad Engineering                               B                      $3,290.89
NONE            Turbine Generator Service, Inc.                                        $4,285.92
37              Turbine Specialties, Inc.                                             $42,118.05
254             Twombly, Greg                                   E                    $100,000.00


                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
112             U.S. West Communications                                               $1,582.60
NONE            Uinta Business Systems                          D                      $1,012.93
NONE            United Parcel Service                                                  $1,695.25
NONE            United States Banknote Co.                      B                        $860.00
NONE            Utah State Bar                                                            $23.00
47              Vallen Safety Supply Company                                             $124.55
30              Vanier Graphics Corp.                                                    $289.01
NONE            Vermont Power Exchange                          D                      $2,756.00
NONE            Viking Freight Systems, Inc.                                             $138.79
144             Voith Hydro, Inc.                                                    $226,517.94
NONE            W.A. Hammond Drierite Co.                                                $129.10
NONE            Warren, Gorham & Lamont, Inc.                                            $437.18
3               Weesner, John (contingent and disputed)                                    $0.00
NONE            Welch Vacuum Technology                                                  $298.49
NONE            Welch, David                                                           $2,830.00
NONE            West Publishing Company                                                   $33.25
NONE            Western Regional Counsel                                               $2,222.00
NONE            Western Turbine Users, Inc.                                              $400.00
NONE            Westover, Choules & Shadle                                                $32.50
NONE            Whitting Associates                                                    $1,100.00
71              Williams & Rockwood                                                   $12,018.16

                                   EXHIBIT  "C"

                                     LIST OF
                    ALLOWED TRADE AND OTHER CLAIMS (CLASS 3)

CLAIM NO.       CLAIMANT                                  EXPLANATION               CLAIM AMOUNT
                                                              NOTES
__________________________________________________________________________________________________
59              Yellow Freight System, Inc.                                              $564.36
NONE            Young Presidents' Organization                                         $1,750.00
NONE            Zions Furniture Upholstering                                              $31.88
                                TOTAL:                                             $3,660,303.78







--------------------------------------


A    Claim has been assigned to Access Capital.

B    Claim has been assigned to Argo Partners.

C    Claim has been assigned to Comac International NV

D    Claim has been assigned to Debt Acquisition Company of America

E    Claim has been assigned to Comac Partners LPE

F    Claim has been assigned to Riverside Contracting Corporation